                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

     | | Preliminary Proxy Statement

     | | Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     | | Definitive Proxy Statement

     | | Definitive Additional Materials

     |X| Soliciting Material Under Rule 14a-12

                         PREMIERE GLOBAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     CRESCENDO PARTNERS II, L.P., SERIES E
                          CRESCENDO INVESTMENTS II, LLC
                                ERIC S. ROSENFELD
                                 COLIN D. WATSON
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     |X| No fee required.

     | | Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

     | |  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     | |  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

                                       2

            Crescendo  Partners  II,  L.P.,  Series  E  ("Crescendo  Partners"),
together with the other participants named herein, is filing materials contained in this  Schedule 14A with the  Securities  and Exchange  Commission  ("SEC") in connection with the  solicitation of proxies for the election of two nominees as directors and in support of its business  proposal at the 2007 annual meeting of stockholders (the "Annual Meeting") of Premiere Global Services, Inc. ("Premiere
Global").  Crescendo  Partners has not yet filed a proxy  statement with the SEC with regard to the Annual Meeting.

            Item 1: On December 1, 2006, Crescendo Partners issued the following press release:

FOR IMMEDIATE RELEASE

      CRESCENDO PARTNERS DELIVERS NOTICE TO PREMIERE GLOBAL SERVICES, INC.
          OF ITS INTENTION TO NOMINATE TWO INDIVIDUALS FOR ELECTION TO
          PREMIERE GLOBAL'S BOARD AND TO SUBMIT A BUSINESS PROPOSAL AT
                 PREMIERE'S 2007 ANNUAL MEETING OF STOCKHOLDERS

   BELIEVES COMPANY'S SHARE PRICE IS UNDERVALUED AND URGES COMPANY TO EXPLORE
              STRATEGIC ALTERNATIVES TO MAXIMIZE STOCKHOLDER VALUE

NEW YORK, NY - DECEMBER 1, 2006 - Crescendo  Partners II, L.P.,  Series E, which beneficially owns an aggregate of 2,809,400 shares, or approximately 4.0% of the outstanding shares, of common stock of Premiere Global Services, Inc. (NYSE:PGI)
announced  today  that it sent a letter  dated  November  30,  2006 to  Premiere
Global,  serving notice of its intention to nominate Eric S. Rosenfeld and Colin
D. Watson for election to the Premiere  Global Board at Premiere  Global's  2007
annual  meeting of  stockholders.  The letter also notified  Premiere  Global of
Crescendo Partners' submission of a business proposal to amend Premiere Global's
Bylaws to declassify Premiere Global's Board of Directors.

            "We  believe  that the shares of Premiere  Global are  significantly undervalued  and we urge Premiere  Global to explore  strategic  alternatives to maximize  stockholder  value" stated Eric Rosenfeld,  the managing member of the general partner of Crescendo Partners II, L.P., Series E.

            Eric S. Rosenfeld has been the president and chief executive officer of  Crescendo  Partners,  L.P.,  a New  York-based  investment  firm,  since its formation in November 1998. Prior to forming Crescendo  Partners,  Mr. Rosenfeld had been  managing  director at CIBC  Oppenheimer  and its  predecessor  company
Oppenheimer & Co., Inc. since 1985. Mr. Rosenfeld has served or currently serves on the  board  of  directors  of over a  dozen  publicly-traded  companies.  Mr.
Rosenfeld received an A.B. in economics from Brown University and an M.B.A. from the Harvard Business School.

            Colin D. Watson is a seasoned  executive who served as president and chief executive  officer of Vector Aerospace  Corporation,  a company engaged in the aviation repair and overhaul  industry,  from November 2003 through December
2004.  From April 1996 until January 2002,  Mr. Watson served in various  senior positions,  including CEO, with Spar Aerospace Limited. From April 1974 to April
1996, Mr. Watson was president and chief  executive  officer of Rogers Cable TV,

one of Canada's largest cable  providers.  He is currently a director of several
publicly-traded   companies,    including   Rogers   Communications   Inc.   and
Louisiana-Pacific   Corporation.   Mr.  Watson  received  a  Ba.Sc.  (Mechanical
Engineering) from the University of British Columbia and an MBA from the Richard
Ivey School of Business at the University of Western Ontario.

                 CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

            Crescendo  Partners  II,  L.P.,  Series  E  ("Crescendo  Partners"),
together with the other participants named herein, intends to make a preliminary filing with the Securities and Exchange  Commission ("SEC") of a proxy statement and an  accompanying  proxy card to be used to solicit votes for the election of its nominees and support of its business  proposal at the 2007 annual meeting of stockholders  of Premiere  Global  Services,  Inc., a Georgia  corporation  (the
"Company").

            CRESCENDO  PARTNERS  ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ
THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME  AVAILABLE  BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION.  SUCH PROXY MATERIALS WILL BE AVAILABLE
AT NO  CHARGE  ON THE SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN  ADDITION,  THE
PARTICIPANTS  IN THE  PROXY  SOLICITATION  WILL  PROVIDE  COPIES  OF  THE  PROXY
STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO
THE PARTICIPANTS' PROXY SOLICITOR,  MACKENZIE  PARTNERS,  INC., AT ITS TOLL-FREE
NUMBER: (800) 322-2885 OR BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

            The participants in the proxy  solicitation  are Crescendo  Partners
II,  L.P.,  Series E, a Delaware  limited  partnership  ("Crescendo  Partners"),
Crescendo  Investments II, LLC, a Delaware limited liability company ("Crescendo
Investments II"), Eric Rosenfeld and Colin D. Watson (the "Participants").

            Crescendo  Partners  beneficially  owns  2,809,400  shares of Common
Stock of the Company.  As the general partner of Crescendo  Partners,  Crescendo
Investments  II may be deemed to  beneficially  own the 2,809,400  shares of the
Company  beneficially  owned by  Crescendo  Partners II. Eric  Rosenfeld  may be deemed to  beneficially  own  2,809,400  shares of the  Company by virtue of his position as managing member of Crescendo Investments II.

            Mr. Watson beneficially owns 5,000 shares of the Company.

FOR ADDITIONAL INFORMATION PLEASE CONTACT:
MacKenzie Partners, Inc.
Bob Sandhu / Bob Marese
(212) 929-5500

            Item 2: On  December  1,  2006,  Crescendo  Partners  delivered  the following nomination letter to the Corporate Secretary of Premiere Global:

                      CRESCENDO PARTNERS II, L.P., SERIES E
                         10 EAST 53RD STREET, 36TH FLOOR
                            NEW YORK, NEW YORK 10022

                                                               November 30, 2006

VIA FACSIMILE AND FEDERAL EXPRESS

Premiere Global Services, Inc.
3399 Peachtree Road NE
The Lenox Building, Suite 700
Atlanta, Georgia 30326
Attn: Corporate Secretary

     Re: NOTICE OF INTENTION TO NOMINATE  INDIVIDUALS  FOR ELECTION AS DIRECTORS
         AND TO SUBMIT A BUSINESS  PROPOSAL FOR CONSIDERATION AT THE 2007 ANNUAL
         MEETING OF STOCKHOLDERS OF PREMIERE GLOBAL SERVICES, INC.

Dear Sir:

This letter shall serve to satisfy the advance  notice  requirements  of Section
3.8 of the Second Amended and Restated  Bylaws (the "Bylaws") of Premiere Global
Services,  Inc., a Georgia  corporation  ("Premiere"),  as to the  nomination by
Crescendo Partners II, L.P., Series E ("Crescendo Partners") of two (2) nominees for election to the Board of Directors of Premiere (the "Premiere Board") at the
2007  annual  meeting  of  stockholders  of  Premiere,  or any other  meeting of
stockholders  held  in  lieu  thereof,  and  any  adjournments,   postponements,
reschedulings or continuations thereof (the "Annual Meeting"). This letter shall also serve to satisfy the advance  notice  requirements  of Section  2.13 of the
Bylaws of  Premiere as to the  submission  of a business  proposal by  Crescendo
Partners for consideration at the Annual Meeting.

This letter and the Exhibit attached hereto are collectively  referred to as the
"Notice."  Crescendo  Partners is the  beneficial  owner of 2,809,400  shares of common stock (the "Common Stock"),  of Premiere,  1,000 shares of which are held of record by Crescendo  Partners.  Through this Notice,  Crescendo  Partners (i)
hereby  nominates and notifies you of its intent to nominate  Eric S.  Rosenfeld and Colin D. Watson as nominees (the  "Nominees")  to be elected to the Premiere
Board as Class I directors  at the Annual  Meeting  and (ii) hereby  submits and notifies you if its intention to submit a business proposal for consideration at the Annual  Meeting  seeking  stockholder  approval to amend  Section 3.2 of the
Bylaws in order to declassify the Premiere Board.  Crescendo  Partners  believes that the terms of two (2) Class I directors  currently  serving on the  Premiere
Board expire at the Annual Meeting. To the extent there are in excess of two (2)
vacancies on the Premiere  Board to be filled by election at the Annual  Meeting or Premiere  increases the size of the Premiere  Board above its existing  size,

Crescendo  Partners  reserves  the right to nominate  additional  nominees to be elected to the Premiere Board at the Annual Meeting. Additional nominations made pursuant to the  preceding  sentence  are without  prejudice  to the position of
Crescendo Partners that any attempt to increase the size of the current Premiere
Board or to  reconstitute  or  reconfigure  the  classes  on which  the  current directors serve  constitutes an unlawful  manipulation  of Premiere's  corporate machinery. If this Notice shall be deemed for any reason by a court of competent jurisdiction  to be ineffective  with respect to the nomination of either of the
Nominees at the Annual Meeting,  or if either of the Nominees shall be unable to serve for any reason, this Notice shall continue to be effective with respect to the remaining Nominee and as to any replacement Nominee(s) selected by Crescendo
Partners. Crescendo Partners reserves the right to challenge any action that may be taken by  Premiere,  including  any  amendment  to the Amended  and  Restated
Articles of Incorporation or the Bylaws of Premiere,  that would have the effect of enjoining,  prohibiting  or limiting  Crescendo  Partners from  submitting or implementing its business proposal.

The information concerning the Nominees required by Section 3.8 of the Bylaws is set forth below:

          THE NAME, AGE, BUSINESS ADDRESS, RESIDENCE ADDRESS, PRINCIPAL BUSINESS
          OR  OCCUPATION  DURING THE PAST FIVE YEARS,  ANY  AFFILIATION  WITH OR
          MATERIAL  INTEREST IN PREMIERE OR ANY TRANSACTION  INVOLVING  PREMIERE
          AND ANY AFFILIATION WITH OR MATERIAL  INTEREST IN ANY PERSON OR ENTITY
          HAVING AN INTEREST MATERIALLY ADVERSE TO PREMIERE:

          ERIC S. ROSENFELD (AGE 49) has been the president and chief  executive officer of Crescendo Partners, L.P., a New York-based investment firm, since its  formation  in  November  1998.  He has also been the senior managing  member  of  Crescendo  Advisors  II  LLC,  a New  York-based investment  firm,  since  its  formation  in  August  2000.  Since its inception  in June 2006,  Mr.  Rosenfeld  has been the chairman of the board,  chief executive officer and president of Rhapsody  Acquisition
          Corp., a blank check company with an objective to acquire an operating business.  From its  inception  in April 2004  until  June  2006,  Mr.
          Rosenfeld was the chairman of the board,  chief executive  officer and
          president  of  Arpeggio  Acquisition  Corporation,   an  OTC  Bulletin
          Board-listed  blank check company  formed to effect a merger,  capital
          stock   exchange,   asset   acquisition  or  other  similar   business
          combination   with  an  operating   business.   Arpeggio   Acquisition
          Corporation    completed   its   business    combination   with   Hill
          International, Inc. in June 2006 and since such time Mr. Rosenfeld has served  as a  director  of the  surviving  company.  Prior to  forming
          Crescendo  Partners,  Mr. Rosenfeld had been managing director at CIBC
          Oppenheimer and its predecessor  company Oppenheimer & Co., Inc. since
          1985.  Mr.  Rosenfeld  is  currently  chairman  of  the  board  of CPI
          Aerostructures,   Inc.,  an  American  Stock  Exchange-listed  company
          engaged  in the  contract  production  of  structural  aircraft  parts principally  for the United States Air Force and other branches of the
          U.S. armed forces.  He became  chairman in January 2005 and a director in April  2003.  He has been the  chairman  of the  board of  Computer
          Horizons Corp., a Nasdaq-listed  company that provides IT professional services with a concentration in sourcing and managed services,  since
          October 2005. He has been a director of Sierra Systems Group,  Inc., a

          Toronto  Stock  Exchange-listed  information  technology,   management
          consulting and systems integration firm based in Canada, since October
          2003.  He has  been a  director  of  Emergis  Inc.,  a  Toronto  Stock
          Exchange-listed  company that  enables the  electronic  processing  of transactions  in the finance  and  healthcare  industries,  since July
          2004.  He was a  director  of Geac  Computer  Corporation  Limited,  a
          Toronto  Stock  Exchange  and  Nasdaq-listed  software  company,  from
          October 2005 until its sale to Golden Gate  Capital in March 2006.  He
          served  as  a   director   of  Hip   Interactive,   a  Toronto   Stock
          Exchange-listed  company  that  distributes  and  develops  electronic entertainment  products,  from  November  2004 until  July  2005.  Mr.
          Rosenfeld also served as a director of AD OPT Technologies Inc., which was a Toronto Stock Exchange-listed company, from April 2003 until its sale to Kronos Inc. in November 2004.  Mr.  Rosenfeld also served as a director and head of the special committee of Pivotal  Corporation,  a
          Canadian-based  customer relations  management software company,  from
          July 2003  until it was sold to  chinadotcom  in  February  2004.  Mr.
          Rosenfeld  received an A.B. in economics from Brown  University and an
          M.B.A.  from the Harvard Business School.  The business address of Mr.
          Rosenfeld  is 10 East 53rd  Street,  36th  Floor,  New York,  New York
          10022. Mr. Rosenfeld's residential address is 1 Osborn Road, Harrison,
          New York 10528.

          Mr. Rosenfeld does not have any affiliation with or material  interest in Premiere or any transaction  involving  Premiere,  nor does he have any  affiliation  with or  material  interest  in any person or entity having an  interest  materially  adverse  to  Premiere,  other than by virtue of serving as the  managing  member of the  general  partner of
          Crescendo Partners, the stockholder providing this Notice, and serving as a Nominee of Crescendo Partners.

          COLIN D.  WATSON  (AGE 65)  served as  president  and chief  executive officer  of Vector  Aerospace  Corporation,  a company  engaged in the aviation  repair and overhaul  industry,  from  November  2003 through
          December 2004. He is a director of  Louisiana-Pacific  Corporation,  a company  engaged in the  manufacturing  of building  products,  Rogers
          Communications Inc., one of Canada's largest communication  companies,
          Great Lakes Carbon, a company that produces calcined petroleum coke, B
          Split 11  Corporation,  a mutual  fund  corporation  created to hold a
          portfolio  of  common   shares  of  BCE  Inc.,   Cygnal   Technologies
          Corporation, a Toronto Stock Exchange-listed  communications provider,
          Northstar  Aerospace  Corporation,  a  Toronto  Stock  Exchange-listed manufacturer  of components  and  assemblies  to the global  aerospace
          industry,    Vector   Aerospace    Corporation,    a   Toronto   Stock
          Exchange-listed provider of aviation maintenance,  repair and overhaul
          services  for  fixed-wing  and  rotary-wing  aircraft,   and  Rhapsody
          Acquisition  Corp.  From April 1996 until  January  2002,  Mr.  Watson served in various  positions  with Spar Aerospace  Limited,  a company
          that   provides   repair  and  overhaul   services  for  aircraft  and
          helicopters used by governments and commercial  airlines.  In December
          2001, he retired from the office of  vice-chairman  of Spar  Aerospace
          Limited,  a position he had held since January 2001. From January 2000 to December 2000, he was  vice-chairman and chief executive officer of

          Spar Aerospace Limited and from April 1996 until December 1999, he was its president and chief  executive  officer.  From April 1974 to April
          1996, Mr. Watson was president and chief  executive  officer of Rogers
          Cable TV, one of Canada's largest cable  providers,  and a director of
          Rogers  Communications  Inc. as well as director,  president and chief executive  officer of Rogers  Cable TV. Mr.  Watson is a member of the
          Chairman's  Advisory  Council of  Harbourfront  Centre and  Sunnybrook
          Foundation  and is a past Chairman of the Toronto Film  Festival.  Mr.
          Watson  has  been a  member  of the  board of  directors  of  Arpeggio
          Acquisition  Corporation since its inception in April 2004. Mr. Watson received a Ba.Sc.  (Mechanical  Engineering)  from the  University  of
          British  Columbia  and an MBA from the Richard Ivey School of Business at the  University of Western  Ontario.  The business and  residential address of Mr.  Watson is 72  Chestnut  Park Road,  Toronto,  Ontario,
          Canada  M4W 1W8.

          Mr. Watson does not have any affiliation with or material  interest in
          Premiere or any transaction  involving Premiere,  nor does he have any affiliation  with or material  interest in any person or entity having an interest  materially  adverse to  Premiere  other than by virtue of serving as a Nominee of Crescendo Partners. As of the date hereof, Mr.
          Watson beneficially owns 5,000 shares of Common Stock.

     The information  required by Section 3.8 of the Bylaws  regarding the sworn statement from the stockholder providing the Notice is set forth below:

          The sworn  statement of Eric S.  Rosenfeld,  as the managing member of the general partner of Crescendo  Partners,  that each of the Nominees has consented to being nominated and that Crescendo  Partners believes that each of the  Nominees  will stand for  election and will serve if elected is attached hereto as Exhibit A.

     The  information  required  by  Section  2.13 of the Bylaws  regarding  the business proposal that Crescendo Partners intends to submit for consideration at the Annual Meeting is set forth below:

          A BRIEF DESCRIPTION OF THE MATTER OF BUSINESS THAT CRESCENDO  PARTNERS
          PROPOSES  TO  BRING  BEFORE  THE  ANNUAL  MEETING,   THE  REASONS  FOR
          CONDUCTING  SUCH  BUSINESS  AT THE  ANNUAL  MEETING  AND ANY  MATERIAL
          INTEREST OF CRESCENDO PARTNERS IN SUCH BUSINESS:

          Crescendo Partners hereby submits a proposal for stockholder  approval to amend Section 3.2 of the Bylaws to declassify the Premiere Board.

          The amendment to the Bylaws would be effected by deleting  Section 3.2 of the Bylaws in its entirety and replacing it with the following:

          "3.2 NUMBER,  ELECTION AND TERM OF OFFICE.  The number of directors of the Corporation shall be fixed by resolution of the Board of Directors from time to time and, until  otherwise  determined,  shall be between three and ten;  PROVIDED,  HOWEVER,  that no decrease in the number of directors shall have the effect of shortening the term of an incumbent director.  Except as provided in Section  3.4,  all  directors  of the
          Corporation  shall be elected at each annual meeting of  shareholders,

          or at a special  meeting  of  shareholders  called for  purposes  that include the election of directors, by a plurality of the votes cast by the shares entitled to vote and present at the meeting.  Each director shall  hold  office  until  the  next  election  of  directors  by the shareholders and until such director's  successor shall have been duly elected and qualified,  except in the case of such director's  earlier death,  retirement,  disqualification,  resignation or removal. If the number of directors is increased and any newly  created  directorships are  filled by the  Board of  Directors,  the terms of the  additional directors  shall  expire  at the next  election  of  directors  by the shareholders."

          Crescendo  Partners is submitting  this business  proposal  because it believes that the annual election of directors would give stockholders a greater voice in the governance of Premiere. Crescendo Partners does not have a  material  interest  in such  business  proposal  except as otherwise set forth herein.

          THE NAME, AS BELIEVED TO APPEAR ON PREMIERE'S  BOOKS,  AND THE ADDRESS
          OF THE STOCKHOLDER PROPOSING THE BUSINESS:

          CRESCENDO PARTNERS II L/P SER E
          10 East 53rd Street, 36th Floor New
          York, New York 10022-5052

          THE SERIES OR CLASS AND NUMBER OF SHARES OF  PREMIERE'S  CAPITAL STOCK
          THAT ARE BENEFICIALLY OWNED BY CRESCENDO PARTNERS:

          As of the date hereof,  Crescendo  Partners is the beneficial owner of
          2,809,400  shares of Common Stock of  Premiere,  1,000 shares of which are held of record.

Please  address any  correspondence  to Crescendo  Partners II, L.P.,  Series E,
Attention:  Eric Rosenfeld,  telephone (212) 319-7676,  facsimile (212) 319-0760
(with a copy to our counsel,  Olshan  Grundman  Frome  Rosenzweig & Wolosky LLP,
Park Avenue Tower,  65 East 55th Street,  New York,  New York 10022,  Attention:
Steven Wolosky, Esq., telephone (212) 451-2333,  facsimile (212) 451-2222).  The giving of this Notice is not an  admission  that any  purported  procedures  for notice  concerning  the  nomination  of  directors  to the  Premiere  Board  and submission  of business  proposals  are legal,  valid or binding,  and Crescendo
Partners reserves the right to challenge their validity.

                                Very truly yours,

                                CRESCENDO PARTNERS II, L.P., SERIES E

                                By:  Crescendo Investments II, LLC
                                     General Partner

                                By: /s/ Eric S. Rosenfeld
                                   -----------------------------------
                                Name: Eric S. Rosenfeld
                                Title: Managing Member

EXHIBIT A

SWORN STATEMENT OF ERIC S. ROSENFELD

State of New York       )
                        ) ss:
County of New York      )

ERIC S.  ROSENFELD,  as the managing  member of the general partner of Crescendo
Partners II, L.P.,  Series E, being  sworn,  states:  Colin D. Watson and I have each consented to being nominated by Crescendo  Partners II, L.P.,  Series E for election as a director at the 2007 annual  meeting of  stockholders  of Premiere
Global  Services,  Inc.,  or any  other  meeting  of  stockholders  held in lieu thereof,  and any  adjournments,  postponements,  reschedulings or continuations thereof (the "Annual  Meeting").  I believe that Colin D. Watson and I will each stand for  election  at the Annual  Meeting  and serve as a director of Premiere
Global Services, Inc., if elected.

                                      /s/ Eric S. Rosenfeld
                                      ------------------------------------------
                                      Eric S. Rosenfeld

Subscribed and sworn to before me
this 30th day of November, 2006.

/s/ Howard Ives
---------------------------
     Notary Public

My commission expires: August 31, 2010
                       ---------------

                 CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

            Crescendo  Partners  II,  L.P.,  Series  E  ("Crescendo  Partners"),
together with the other participants named herein, intends to make a preliminary filing with the Securities and Exchange  Commission ("SEC") of a proxy statement and an  accompanying  proxy card to be used to solicit votes for the election of its nominees and support of its business  proposal at the 2007 annual meeting of stockholders  of Premiere  Global  Services,  Inc., a Georgia  corporation  (the
"Company").

            CRESCENDO  PARTNERS  ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ
THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME  AVAILABLE  BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION.  SUCH PROXY MATERIALS WILL BE AVAILABLE
AT NO  CHARGE  ON THE SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN  ADDITION,  THE
PARTICIPANTS  IN THE  PROXY  SOLICITATION  WILL  PROVIDE  COPIES  OF  THE  PROXY
STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO
THE PARTICIPANTS' PROXY SOLICITOR,  MACKENZIE  PARTNERS,  INC., AT ITS TOLL-FREE
NUMBER: (800) 322-2885 OR BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

            The participants in the proxy  solicitation  are Crescendo  Partners
II,  L.P.,  Series E, a Delaware  limited  partnership  ("Crescendo  Partners"),
Crescendo  Investments II, LLC, a Delaware limited liability company ("Crescendo
Investments II"), Eric Rosenfeld and Colin D. Watson (the "Participants").

            Crescendo  Partners  beneficially  owns  2,809,400  shares of Common
Stock of the Company.  As the general partner of Crescendo  Partners,  Crescendo
Investments  II may be deemed to  beneficially  own the 2,809,400  shares of the
Company  beneficially  owned by  Crescendo  Partners II. Eric  Rosenfeld  may be deemed to  beneficially  own  2,809,400  shares of the  Company by virtue of his position as managing member of Crescendo Investments II.

            Mr. Watson beneficially owns 5,000 shares of the Company.